EXHIBIT 99.1

  November 2009
  November 2009
 Imperial Capital
 Imperial Capital
 2009 Global Opportunities Conference
 2009 Global Opportunities Conference

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.AirTran.com.
 Safe Harbor

AIRLINE QUALITY RATING
#1
2008
www.AQR.aero

AirTran

 AirTran Airways Today
■ Lowest cost major airline in U.S.
 ― 138 aircraft and youngest all-Boeing fleet in U.S.
■ More than 700 daily flights to over 60 destinations
 ― Over 24 million enplanements annually
■ Ranked #1 in the Airline Quality Ranking
■ Stable and experienced management team
■ Acted quickly in 2008 to mitigate record high oil, and now better positioned to weather current economic uncertainty
 ― Record net income in 2009

■ Business Class on every flight
■ Assigned seating
■ Wi-Fi on every flight
■ Over 100 channels of free XM Satellite Radio
■ Oversized luggage bins
■ Friendly Crew Members
■ Broad distribution network
■ New aircraft - average age is 6 years

 AirTran Offers Low Fares and Major Airline Amenities

JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
AirTran
JetBlue
Northwest
Alaska
Southwest
Frontier
Continental
American
US Airways
United
AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA

Notes:  (1) AQR Rating compiled by Wichita State University / University of Nebraska, Omaha.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Airline Quality Rating for Major Continental U.S. Airlines
2007
2006
2005
2008
2009
AirTran Has High Quality & Industry Leading Low Costs

■ Industry leading low costs
■ Conservative fleet plan and modest growth
■ Strong ancillary revenues
 ― Less dependent on initial sale to passenger
■ Better diversified network
 ― Fewer price sensitive connections, less exposure to any single competitor
■ Improved fuel hedge portfolio
■ Better capitalized
 ― $172.5MM capital raise and extension of $175MM credit facility
■ Industry backdrop remains favorable
 AirTran is Better Prepared for Economic Uncertainty

12
11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
jetBlue
DELTA
US AIRWAYS
UNITED
Continental Airlines
American Airlines

AirTran

(Cents)
Note: Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 740 Miles for First Nine Months 2009
 AirTran’s Cost Advantage Remains Strong
47% Higher
4% Higher

■ Productive workforce at all levels
■ Young, simplified fleet
 ― Fuel efficient
 ― Attractive ownership costs
■ Efficient use of facilities
■ Competition for heavy maintenance contracts
■ Low cost distribution
 ― Over 70% of sales are directly with AirTran (1-800-AirTran and airtran.com)
 What Creates AirTran’s Low Cost Advantage?

200
160
120
80
40
0
105
127
137
136
138
138
145
2005
2006
2007
2008
2009
2010
2011
737s
717s

(Aircraft)
  Previous Plan:
 Fleet Plan Well-Suited for Economic Uncertainty
■ Currently 138 aircraft: 86 717s / 52 737-700s
 ― Deferred / sold 47 aircraft from 2008-2011 fleet plan
 ― Reduced capital requirements by nearly $1 billion through 2010
 ― No permanent aircraft financing requirements until Q2 2011
28%	24%	20%	5%	(2-3)%	3-4%	2-3%
ASM
Growth
147
161
175
188

$400
$300
$200
$100
$-
$77
$112
$172
$233
>$340
2005
2006
2007
2008
2009E

AirTran

(Millions)
 Strong Ancillary Revenue Growth
43%
45%
54%
36%
>45% Yr/Yr Growth
Note: Selected ancillary revenues are recorded in passenger revenues
28%	24%	20%	5%	(2-3)%
ASM
Growth
AirTran Ancillary Revenues

 AirTran Has Successfully Diversified Its Network
% ASMs	2000	2002	2004	2006	2008	2010E
Atlanta	91%	76%	67%	64%	58%	48%
Florida	29%	35%	34%	38%	45%	43%
Baltimore	0%	13%	13%	9%	11%	14%
Milwaukee	0%	3%	3%	2%	7%	13%
Caribbean	0%	1%	1%	0%	3%	7%

Daily Flights	278	362	492	650	713	713
Note: Percentage of ASMs represents capacity from a city/region to the entire AirTran network at year-end
Source: 2010E based on March 2010 schedule

Boston
Flint
Moline
Buffalo
Dayton
Dallas/Ft. Worth
Houston
New Orleans
Memphis
Bloomington
Minneapolis
Akron/
Canton
Newport News
New York (LGA)
Ft. Lauderdale
 AirTran Had a Regional Route Network in 2000
Gulfport/Biloxi
Fort Walton Beach
Miami
Ft. Myers
Orlando
Jacksonville
Savannah
Myrtle Beach
Atlanta
Raleigh/Durham
Greensboro
Washington, D.C. (IAD)
Philadelphia
Newark
Chicago
Tampa
Cities: 31
Routes: 40

Portland
Boston
Las Vegas
Burlington
Flint
San Juan
Cancun
Montego Bay
Aruba
Moline
Pittsburgh
Buffalo
Rochester
Dayton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Atlanta
Pensacola
Memphis
Branson
Wichita
Kansas City
St. Louis
Bloomington
Knoxville
Indianapolis
Charleston
Columbus
Milwaukee
Minneapolis
Chicago
Detroit
Akron/
Canton
Richmond
Washington, D.C. (IAD)
Washington, D.C. (DCA)
Newport News
Asheville
Raleigh/Durham
Charlotte
Harrisburg
Allentown
New York (LGA)
Philadelphia
Atlantic City
Baltimore
White Plains
Charleston
Jacksonville
Tampa
Sarasota
Ft. Myers
Miami
Nassau
Ft. Lauderdale
West Palm Beach
Orlando
Key West
Denver
Lexington
Routes: 57
 AirTran’s 2009 Atlanta Network Has Grown to 57 Cities

Portland
Boston
Las Vegas
Burlington
Flint
San Juan
Cancun
Montego Bay
Aruba
Moline
Pittsburgh
Buffalo
Rochester
Dayton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Atlanta
Branson
Wichita
Kansas City
St. Louis
Bloomington
Knoxville
Indianapolis
Charleston
Columbus
Milwaukee
Minneapolis
Chicago
Detroit
Akron/
Canton
Richmond
Washington, D.C. (IAD)
Washington, D.C. (DCA)
Newport News
Raleigh/Durham
Charlotte
Harrisburg
Allentown
New York (LGA)
Philadelphia
Atlantic City
Baltimore
White Plains
Charleston
Jacksonville
Tampa
Sarasota
Ft. Myers
Miami
Nassau
Ft. Lauderdale
West Palm Beach
Orlando
Key West
Denver
Lexington
Asheville
 AirTran Now Serves the Most Destinations from Orlando
Routes: 43
Pensacola
Memphis

Portland
Boston
Las Vegas
Burlington
Flint
San Juan
Cancun
Montego Bay
Aruba
Moline
Pittsburgh
Buffalo
Rochester
Dayton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Atlanta
Pensacola
Memphis
Branson
Wichita
Kansas City
St. Louis
Bloomington
Knoxville
Indianapolis
Charleston
Columbus
Milwaukee
Minneapolis
Chicago
Detroit
Akron/
Canton
Richmond
Washington, D.C. (IAD)
Washington, D.C. (DCA)
Newport News
Asheville
Raleigh/Durham
Charlotte
Harrisburg
Allentown
New York (LGA)
Philadelphia
Atlantic City
Baltimore
White Plains
Charleston
Jacksonville
Tampa
Sarasota
Ft. Myers
Miami
Nassau
Ft. Lauderdale
West Palm Beach
Orlando
Key West
Denver
Lexington
Routes: 22
 AirTran Has Replaced US Airways’ Baltimore Network

Portland
Boston
Las Vegas
Burlington
Flint
San Juan
Cancun
Montego Bay
Aruba
Moline
Pittsburgh
Buffalo
Rochester
Dayton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Atlanta
Pensacola
Memphis
Branson
Wichita
Kansas City
St. Louis
Bloomington
Knoxville
Indianapolis
Charleston
Columbus
Milwaukee
Minneapolis
Chicago
Detroit
Akron/
Canton
Richmond
Washington, D.C. (IAD)
Washington, D.C. (DCA)
Newport News
Asheville
Raleigh/Durham
Charlotte
Harrisburg
Allentown
New York (LGA)
Philadelphia
Atlantic City
Baltimore
White Plains
Charleston
Jacksonville
Tampa
Sarasota
Ft. Myers
Miami
Nassau
Ft. Lauderdale
West Palm Beach
Orlando
Key West
Denver
Lexington
Routes: 20
 AirTran is Now Milwaukee’s Largest Mainline Carrier

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
San Juan
Harrisburg
Cancun
Montego Bay
Aruba
Ft. Myers
Tampa
Charleston
Atlanta
Indianapolis
Milwaukee
Chicago
Bloomington
Moline
Knoxville
Charlotte
Raleigh/Durham
Detroit
Allentown
Pittsburgh
Richmond
Newport News
Washington, D.C. (IAD)
Washington, D.C. (DCA)
Baltimore
Atlantic City
Philadelphia
New York (LGA)
White Plains
Buffalo
Rochester
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Key West
Sarasota
New Orleans
St. Louis
Kansas City
Branson
Wichita
Columbus
Dayton
Charleston
Akron/
Canton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Lexington
Asheville
Jacksonville
Orlando
 AirTran’s 2009 Network is Nationwide and Diversified
Cities: From 31 to 66
Routes: From 40 to 165
Pensacola
Memphis

60%
50%
40%
30%
20%
10%
0%
Q409
Q110
Q210
Q310
Q410
Purchased in 2008 - Benefit begins at $85
Purchased in 2009 - Benefit begins at $60

18

		Crude Price
Period	Hedge %	$50	$70	$90
Q409	54%	$62	$69	$70
Q110	41%	$61	$72	$77
Q210	36%	$61	$75	$80
Q310	28%	$63	$77	$84
Q410	30%	$63	$77	$84
2010	34%	$62	$75	$81
 AirTran is Committed to Reducing Fuel Cost Volatility
■ Hedge portfolio was restructured in 2008
■ One of few airlines to actively hedge in 2009
Example: If crude was $90 in 2010, our cost would
be the equivalent of $81/bbl on 34% of our fuel
54%
41%
36%
30%
28%
Note: Assumes crack spread at 15% of crude price

$10
$5
$0
-$5
-$10
-$15
-$20
-$25
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$1
-$7
-$9
-$3
-$8
-$20
$7
$2
-$18
-$2
2000
2001
2002
2003
2004
2005
2006
2007
2008
1H09
Net Income
Cumulative Net Income

AirTran

(Billions)
(Billions)
Legacy Airline Domestic Net Income
Legacy Airline’s Domestic Networks Remain Unprofitable
Source: DOT Form 41 Filings
Annual
Cumulative

AirTran:

Delta:

Southwest:

-2% to -3%

-7% to -9%

-5% to -6%
2009 Planned Capacity
Note: Domestic capacity change for 2009
Northeast
-6%
Midwest
-8%

Southwest
-5%
Mountain
-6%
West
-8%
South
-8%
 Industry Remains Disciplined on Domestic Capacity

Las Vegas:

St. Louis:

Cincinnati:
Major Capacity Reductions

US Airways

American

 Delta

160
155
150
145
140
135
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

21

Source: DOT Form 41 Filings
(Trillions)
Continental U.S. Available Seat Miles
82%	79%	76%	72%	69%	64%	61%	59%	57%	56%
6%	7%	8%	10%	12%	14%	14%	14%	14%	15%
12%	14%	16%	18%	19%	22%	25%	27%	29%	29%
Legacy
Regional
LCC
 Domestic Capacity at Lowest Level In Over a Decade

■ Track record of profitability was restored in 2009
 ― Record net income in 2009
 ― Consumers are increasingly value-oriented
 ― Softening consumer demand has been offset by lower fuel, capacity reductions, and strong growth in ancillary revenues
■ Significant non-fuel cost advantage versus competitors will remain intact
■ Balance sheet has been strengthened
 ― $172.5MM capital raise and extension of $175MM credit facility
■ Q4 2009 outlook
 ― Capacity up 7%
 ― Total unit revenue down -7% to -8%
 ― All-in fuel price net of hedges $2.08 to $2.12
 ― Non-fuel unit costs up 1% to 2%
 Outlook for AirTran Remains Positive

■ AirTran’s industry leading low-costs and a high quality
 product drives profitability across multiple market segments
 ― Business / leisure
 ― Hub / point-to-point
■ Significant cost advantage in leisure markets
 ― Share shift to low cost carriers continue in leisure markets
■ Record 2009 profitability paves path for manageable growth
 ― Disciplined fleet plan
 ― Diversified network
 ― Effective hedge portfolio
■ Opportunities to capitalize in a weak or strong economy
 ― Business Class / Wi-Fi / Assigned Seats appeal to high-yielding travelers
 ― Low-cost reputation attracts value-minded consumers
■ Remain poised to capitalize on opportunities
 AirTran Investment Summary